UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2005
BROOKTROUT, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-20698	04-2814792

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

250 First Avenue, Needham, Massachusetts	02494

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 449-4100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger

EXPLANATORY NOTE
     Brooktrout, Inc. (“Brooktrout”) hereby amends Item 9.01 of its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on August 18, 2005 to refile Exhibit 2.1 — Agreement and Plan of Merger, dated as of August 18, 2005, among Brooktrout, Inc., EAS Group, Inc. and XL Acquisition Corp. The previously filed Form 8-K contained an incorrect copy of this agreement.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits
2.1	Agreement and Plan of Merger, dated as of August 18, 2005, among Brooktrout, Inc., EAS Group, Inc. and XL Acquisition Corp.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.

Date: August 19, 2005	By:	/s/ Robert C. Leahy

Robert C. Leahy
Vice President of Finance and Operations
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 18, 2005, among Brooktrout, Inc., EAS Group, Inc. and XL Acquisition Corp.